                                                                  EXHIBIT 10.1.3
                                                                  ==============

                              AMENDMENT NO. 3 TO
                              ------------------
                        PURCHASE AND SALE AGREEMENT AND
                        -------------------------------
                           JOINT ESCROW INSTRUCTIONS
                           -------------------------

     THIS AMENDMENT NO. 3 TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (this "Amendment") is made and entered into and effective as of
                    ---------
August 15, 2000, by and between KAISER VENTURES INC., a Delaware corporation, and KAISER STEEL LAND DEVELOPMENT, INC., a Delaware corporation (collectively, "Seller"), and CCG ONTARIO, LLC, a Delaware limited liability company ("Buyer").
 ------                                                                 -----

                                   RECITALS
                                   --------

     A. WHEREAS, Buyer and Seller have entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of July 13, 2000, as amended by that certain Amendment No. 1 to Purchase and Sale Agreement and Joint Escrow Instructions dated as of July 20, 2000, and that certain Amendment No. 2 to Purchase and Sale Agreement and Joint Escrow Instructions dated July 27, 2000 and that certain side letter amendment dated August 11, 2000 (as amended, the "Purchase Agreement");
 ------------------

     B. WHEREAS, Buyer and Seller desire to amend the Purchase Agreement, as more particularly set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

                                   AGREEMENT
                                   ---------
     1.   Amendments.  The Purchase Agreement is hereby amended as follows:
          ----------

          A.   Recital C of the Purchase Agreement is hereby revised to read
               ---------
in full as follows:

               C. WHEREAS, in consideration for Buyer's agreement to (i) assume certain contractual indemnification and other obligations of Seller which are specifically agreed to by Buyer; (ii) remediate existing Hazardous Substances contamination at, under, above, adjacent to and/or emanating to or from the Real Property and/or the Tar Pits Property; (iii) assume certain liabilities associated with the Real Property and/or the Adjacent Property; and (iv) other good and valuable consideration, Seller desires to sell the Real Property and Other Assets (defined in Section 1.37 below) to Buyer on the terms and conditions set forth herein.

          B.   Recital D of the Purchase Agreement is hereby revised to read
               ---------
in full as follows:

               D. WHEREAS, Buyer desires to purchase the Real Property and Other Assets from Seller and to undertake an obligation to (i) assume certain contractual indemnification and other obligations of Seller which are specifically agreed to by Buyer; (ii) remediate existing Hazardous Substances contamination at, under, above, adjacent to and/or emanating to or from the Real Property and/or, subject to the provisions of Section 10.7 hereof, the Tar Pits Property; and (iii) assume certain liabilities associated with the Real Property and/or the Adjacent Property on the terms and conditions set forth herein.

          C.  Section 1.45 of the Purchase Agreement is hereby revised to
              ------------
delete the last sentence thereof and replace it with the following:

               The Parties acknowledge and agree that (i) the shares of Fontana Union Water Company, a mutual water company, which are owned by Kaiser Ventures, Inc. and/or its subsidiary, Fontana Water Resources, Inc., and (ii) the water well located on the Budway Property, and its related facilities and easement which are currently used by California Speedway Corporation are not included within the definitions of Land, Real Property, Property or Other Assets.

          D.   Section 4.6 of the Purchase Agreement is amended to add the
               -----------
following phrase to the end of the first sentence thereof:

               and the other obligations described in Article 10 below.

          E.   Section 5.2.10 of the Purchase Agreement is hereby revised to
               --------------
read in full as follows:

               5.2.10 Buyer and Seller have agreed upon the provisions of that certain Members Operating Agreement of West Valley MRF, LLC, dated June 19, 1997, and of that certain Performance Guaranty and Indemnification Agreement by Kaiser Ventures Inc. in favor of West Valley Recycling & Transfer, Inc. and West Valley MRF to be assigned to Buyer as a Material Agreement.

          F.   Section 5.3.3 of the Purchase Agreement is hereby revised to
               -------------
read in full as follows:

               5.3.3 Buyer has delivered to Escrow Holder original counterparts of the Bill of Sale, the License, the Omnibus Assignment and Assumption Agreement, the Assignment of Certain Lease Rights, the MRF Easements and the Deed, duly executed by Buyer and acknowledged, where appropriate.

          G.   Section 10.2.2 of the Purchase Agreement is amended to delete
               --------------
the second sentence thereof and replace it with the following:

               Prior to the Close of Escrow, Seller shall remove from the Real Property, transport and dispose of or otherwise lawfully manage all Hazardous Substances known to be stored in containers on the Real Property other than materials stored

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

          in the drums referred to in Section 2.11.5 of the "scope of work" attached to the IT Contract with ITG.

          H.   Section 10.3.2 of the Purchase Agreement is hereby revised to
               --------------
add the following as a new clause (i): (i) all reasonable costs incurred in connection with obtaining access for remediation purposes over the Budway Property, the Rancho Cucamonga Property, the D.T. Sari Property and the Maas Hansen Property as depicted on Exhibit A-1 attached hereto; provided that for purposes of this clause (i), once Seller has provided to Buyer a license, access agreement, easement or other similar instrument or Buyer has otherwise obtained adequate access to such property, Seller shall only be liable for costs and liabilities to the extent they arise from the delay in gaining or providing such access. The amendment to Section 10.3.1 of the Purchase Agreement contained in Amendment No. 1 to the Purchase Agreement is hereby deleted.

          I.  Section 10.3.3.2 of the Purchase Agreement is hereby revised to
              ----------------
amend clause (iii) and to add clause (iv) as follows: (iii) following the occurrence of a Default, in connection with Seller's enforcement of the performance bond or the IT Contract in accordance with the terms hereof and thereof, or (iv) in the manner permitted pursuant to Section 10.9.4 herein.

          J.   Section 10.3.4 of the Purchase Agreement is hereby revised to
               --------------
read in full as follows:

               10.3.4  Indemnification by Buyer.  Except only for the Excluded
                       ------------------------
          Liabilities and Losses (as hereinafter defined) arising out of Seller's failure to make any payments required of Seller pursuant to the first paragraph of Section 10.7 hereof, Buyer agrees to assume, indemnify, hold harmless and defend Seller and its past, current and future members, affiliates, subsidiaries and each of their officers, directors, employees, agents and representatives (collectively, the "Seller Parties" except that the term "Seller Parties" shall not include The California Speedway Corporation, International Speedway Corporation, a Florida corporation (successor by merger with PSH Corp., a Delaware corporation), 88 Corp. (successor by merger to Penske Motorsports, Inc., formerly known as Penske Speedway Holding Corp.), Speedway Development Corporation, and Penske Holdings Corporation (collectively, the "Speedway Entities"), or the West
                                          -----------------
          Valley MRF (the "MRF") or their members (other than Kaiser Recycling
                           ---
          Corporation), managers, officers, directors, employees or agent unless such officers, directors, employees or agents are or were also officers, directors, employees or agents of Seller) from and against any and all Environmental Liabilities and Obligations, and from and against any and all liabilities, penalties, fines, suits, claims, demands, actions, losses, damages, expenses, investigation and remediation costs (including, but not limited to, laboratory, handling, transportation, containment, neutralization, disposal, capping and other similar costs), operation and maintenance costs, financial assurance costs (other than costs of Seller's existing financial assurances), Agency costs (including, but not limited to, permitting, licensing, hazardous waste taxes and oversight costs), causes of action, proceedings, judgments, executions and reasonable costs of any kind or nature whatsoever (including reasonable attorneys', consultants', engineers', experts' and contractors' fees) (collectively, "Losses") in connection with,
                                             ------
          arising out of or related to: (a) any Corrective Action; (b) compliance or noncompliance with any Requirements; (c) the existence of any threat to health, safety or the environment under any Laws, or the presence or alleged presence or release of any Hazardous Substances on, under, at or from the Real Property or the Tar Pits Property; (d) Buyer and ITG's compliance or non compliance with any Law in connection with the Real Property or the Adjacent Property; (e) the breach of this Agreement or any Exhibit attached hereto and incorporated herein by Buyer except for consequential damages incurred by Seller and arising out of such breach (as distinct from consequential damages incurred by third parties and recovered or recoverable from Seller which third party consequential damages shall be recoverable hereunder); (f) any breach of the IT Contract or the performance and completion bond, as defined in Section 10.4 below and
          (g) personal injury, including death and disability, occurring on or after the Close of Escrow caused to employees, contractors, invitees or guests or any other persons at or from the Real Property to the extent such injury is not related to Hazardous Substances conditions at the Real Property or the Adjacent Property; provided, however, that this subparagraph (g) of Section 10.3.2 shall not be deemed to limit Buyer's assumption and responsibility for any claims (whether arising prior to, as of or after the Close of Escrow) as provided in this Agreement or in any exhibit hereto related to Hazardous Substances conditions that were or are at or from the Real Property and/or the Adjacent Property. The carve out of the Speedway Entities or the MRF from the term Seller Parties is not intended to nor shall it be construed or deemed to limit Buyer's liability or obligations under any provision of the Omnibus Assignment and Assumption Agreement or to limit any rights the MRF and the Speedway Entities may have for indemnification under the Assigned Items assumed by Buyer under the Omnibus Assignment and Assumption Agreement.

               In addition, except for (1) the Excluded Liabilities, (2) Losses arising out of Seller's failure to make any payments required of Seller pursuant to the first paragraph of Section 10.7 hereof, (3) Losses realized by the Seller Parties (or any of them) for diminution in value of the Real Property or the Adjacent Property resulting from one or more of the Seller Parties' inability to use the Real Property or the Adjacent Property for a desired purpose, and (4) Losses realized by the Seller Parties or any of them pursuant to any contracts or other agreements which any of the Seller Parties is a party to (which Losses shall be assumed and indemnified against only to the extent provided for in the Omnibus Assignment and Assumption Agreement), Buyer shall assume and indemnify, defend and hold the Seller Parties harmless from and against all Losses arising out of the presence during Seller's ownership of the Adjacent Property of Hazardous Substances in, on or under the Adjacent Property in violation of applicable Laws. Notwithstanding the immediately foregoing sentence, Buyer does not assume, indemnify, or hold harmless under the immediately preceding sentence any Seller Party from or against any obligation (i) that would require a Seller Party to remediate any property (other than the Real Property) for a use that is prohibited by any recorded restrictive covenant in effect on that property on the date of the Close of Escrow or that would require any Seller Party to indemnify any party for any loss arising from such party's or any other party's inability to use any property (other than the Real Property) for a use prohibited by such restrictive covenants, or (ii) to indemnify or defend any party from, or to pay any party for, the following types of damages or Losses, to the extent such damages or Losses arise out of or as a result of the existence of Hazardous Substances in, on, under or about the Adjacent Property as of the date the Adjacent Property was sold by Seller except to the extent emanating from the Real Property and do not arise as a result of a knowing act or knowing failure to act of Buyer, in either case, which
          (x) at the time of such act or failure to act, Buyer had knowledge or reason to know that such act or failure to act would significantly increase the likelihood of a remediation effort materially slower than contemplated under this Agreement or the Assigned Items and (y) actually results in a remediation effort materially slower than contemplated: (A) any diminution in value of the Adjacent Property,
          (B) increased costs to operate the Adjacent Property, (C) increased finance costs associated with the Adjacent Property, (D) increased development or construction costs on the Adjacent Property, or (E) any party's inability to use the Adjacent Property or the interruption of any business or other activity on the Adjacent Property (the foregoing clauses (ii)(A) through (E) being referred to herein as the "Diminution in Value Losses"). Any indemnification and defense to be provided pursuant to this Section 10.3.4 shall be conducted in accordance with the procedures set forth in Section 14, below.

          K.   Section 10.3.6 of the Purchase Agreement is hereby revised to
               --------------
read in full as follows:

               10.3.6  Indemnification by Seller.  Seller agrees to indemnify,
                       -------------------------
          hold harmless and defend Buyer and its members, affiliates and subsidiaries and each of their past, current and future officers, directors, employees, agents and representatives (other than the OVI Group as defined in Section 15.19 below or ITG or any affiliate thereof) from and against any and all liabilities, penalties, fines, suits, claims, demands, actions, losses, damages, expenses, investigation and remediation costs (including, but not limited to, laboratory, handling, transportation, containment, neutralization, disposal, capping and other similar costs), operation and maintenance costs, financial assurance costs, Agency costs (including, but not limited to, permitting, licensing, hazardous waste taxes and oversight costs), causes of action, proceedings, judgments, executions and reasonable costs of any kind or nature whatsoever (including reasonable attorneys', consultants', engineers' and contractors' fees) in connection with, arising out of or related to any Excluded Liabilities except for (a) consequential damages incurred by Buyer arising out of Seller's breach of this Agreement or any Exhibit hereto (as distinct from consequential damages incurred by third parties as a result of Seller's breach of this Agreement and recovered or recoverable from Buyer which third party consequential damages shall be recoverable hereunder) and (b) notwithstanding anything to the contrary contained in the Omnibus Assignment and Assumption Agreement attached hereto as Exhibit P (including, without limitation, Section 2(e) thereof), any obligations or liabilities related to or arising from any acts or omissions of the MRF or Speedway Entities occurring on or after the Effective Date (as defined in the Omnibus Assignment and Assumption Agreement) and (c) Diminution in Value Losses. Any indemnification and defense to be provided pursuant to this Section
          10.3.6 shall be conducted in accordance with the procedures set forth in Section 14, below.

          L.   Section 10.4 of the Purchase Agreement is hereby revised to
               ------------
read in full as follows:

               10.4  IT Contract.  As an inducement to execute this Agreement,
                     -----------
          Seller is relying upon, and hereby approves and consents to, Buyer's retention of ITG and LandBank, Inc., (each, a "Consultant") for the
                                                         ----------
          Corrective Action at or near the Real Property and/or the Tar Pits Property and the operations and maintenance on the Real Property and/or Adjacent Property pursuant to a fixed-priced contract between Buyer and ITG and a remediation services agreement with LandBank, Inc. (the contracts, together with the lien and completion bond issued to secure performance thereof and the multiple obligee agreement, are collectively, the "IT Contract"), the forms of which shall be attached
                             -----------
          hereto as Exhibit Q.  Seller shall be an express third party
                    ---------
          beneficiary of the IT Contract and an obligee of the performance bond. Buyer shall have no obligation to obtain Seller's consent to any termination or amendment of the IT Contract after the Close of Escrow except for amendments relating to the Tar Pits Property; provided, however, Buyer shall provide Seller with written notice of any such termination and any modification which significantly reduces the scope of work to be performed by IT where such work is still required to be performed by an Agency. If Buyer terminates the IT Contract or modifies it to significantly reduce the scope of work to be performed by IT where such work is still required to be performed by any Agency, Buyer shall, within a reasonable period of time, enter into a contract providing for performance of the remaining Corrective Action or the Corrective Action no longer covered by the IT Contract but still required to be performed by any Agency. Seller shall be named as a third party beneficiary of such contract and, if a bond is provided under such contract, Seller shall be named as an additional obligee under such bond and be a party to a multiple obligee agreement. Buyer shall deliver to Seller copies of any such replacement contract and, if issued, such bond. Buyer shall also, at the request of Seller, make a representative reasonably available to consult with Seller with respect to such replacement contract, and, if, within a reasonable period of time prior to the date when such replacement contract is intended to be signed, Seller requests that such meeting be held prior to entry into the replacement contract, Buyer shall provide Seller with a copy of the draft contract and shall make itself reasonably available to consult with Seller prior to execution of the replacement contract. Buyer acknowledges that it does not have any current intention or expectation of terminating the IT Contract after the Close of Escrow. Buyer hereby agrees that if the Consultant defaults under the IT Contract, Buyer shall enforce its rights under the IT Contract (including, without limitation, the bonds) so long as the IT

          Contract secured by such bonds remains in effect, provided that this Agreement shall not prohibit Buyer from terminating the IT Contract with or without cause.

          M. Pursuant to Section 5.2.20 of the Purchase Agreement, Seller was to deliver to Buyer the MRF's consent to the assignment and assumption of Seller's and Kaiser Recycling Corporation's ("KRC") rights and obligations under the Material Agreements relating to the MRF (identified on Exhibit B to the Omnibus Assignment and Assumption Agreement as a "MRF Agreement") on the terms contained in the Omnibus Assignment and Assumption Agreement. Buyer has agreed to waive the condition precedent regarding delivery of the MRF consent pre-closing. Notwithstanding anything to the contrary contained in the Omnibus Assignment and Assumption Agreement, Buyer and Seller agree that the assignment and assumption of the rights and obligations of Seller and KRC under the Material Agreements relating to the MRF shall be of no force or effect prior to delivery of the MRF's consent thereto in a form reasonably acceptable to Buyer. Upon delivery of such consent, however, such assignment and assumption shall be effective as of the Close of Escrow. Nothing herein shall be deemed or construed to abrogate or modify Buyer's obligations under this Agreement relative to the Tar Pits Property.

          N.   Section 10.7 of the Purchase Agreement is amended to add the
               ------------
words "immobilization and" prior to the word "capping" in lines 6, 11 and 12 thereof and to add the following paragraph as the second paragraph thereof:

               Buyer agrees that it shall comply with and assume as of the Close of Escrow any and all obligations and/or requirements to inspect, maintain and secure the Tar Pits Property, including without limitation, weed control, maintenance and repair of any bird netting, fencing and signage at Buyer's cost and expense.

          O.   Section 10.9 of the Purchase Agreement is hereby revised to
               ------------
read in full as follows:

               10.9  Default by Buyer.
                     ----------------

               10.9.1 Buyer shall be deemed to have defaulted in its obligations (a "Default") and agreements set forth in Section 10.3.3.1
                          -------
          hereof and the last sentence of the first paragraph of Section 10.7 hereof with respect to subparagraph (d) below if:

               (a) any of the work described in the scope of work to be attached to the Remediation Stop Loss Insurance Policy (Capital Costs) has been abandoned for a period of two hundred forty (240) consecutive days; or
                --

               (b) all work included in the definition of Corrective Action has not been completed on the Real Property and/or the Tar Pits
              ---
          Property and/or any operations, maintenance and monitoring obligations Buyer has assumed under this Agreement and/or the Omnibus Assignment and Assumption Agreement and/or which arise out of Buyer's Consent Order (collectively, the "O&M Obligations") and all of the following
                                    ---------------   ---
          events occur:

                    (i) An Agency seeks in a written notice to have Seller perform Corrective Action with respect to the Real Property or the Tar Pits Property and/or any of the O&M Obligations; and

                    (ii) Seller gives Buyer written notice of the Agency's written notice or order; and

                    (iii) Buyer fails to respond to the Agency and timely commence taking the appropriate action or entering into good faith negotiations with such Agency; and

                    (iv) As a result of Buyer's failure to take appropriate action in response to such Agency notice or order, Agency performs Corrective Action and/or any of the O&M Obligations and submits a claim or invoice against Seller for the cost of such performance; and

                    (v) Buyer does not pay the costs described in clause (iv) above within thirty (30) days after receipt of a demand from Seller hereunder or provide a bond or other security for such costs reasonably acceptable to Seller so that Seller is not obligated to pay such costs to the Agency.

               Notwithstanding the foregoing, if, after the occurrence of clause
          (b)(i) and (b)(ii) above, and despite Buyer's compliance with clause
          (b)(iii), above, an Agency issues an order on Seller requiring Seller to perform Corrective Action and/or any of the O&M Obligations, and the cost of performing or failure to perform such Corrective Action and/or any of the O&M Obligations (including, without limitation, fines, penalties and/or interest for failure to perform) will or may in the aggregate exceed $250,000 and, based on the opinion of a "big 5" or other nationally recognized accounting firm reasonably acceptable to Buyer, which firm is not then retained by Seller for audit purposes, Seller will be required to disclose such order in its SEC filings and reserve against the costs of performing or failing to perform such order, Buyer shall be in Default hereunder if Buyer has not provided such surety or bonds as are necessary to avoid the reserve requirement of Seller within ninety (90) days of written notice by Seller to Buyer of such reserve requirement; or
                                                                 --

               (c) Buyer breaches its obligation to make the deposit, if required, under Section 10.9.4.1 below; or
                                                  --

               (d) Buyer breaches its obligation to make the deposits, if required, under Section 10.9.10 below.

               10.9.2 If a Default occurs as defined in Section 10.9.1 and so long as such Default is continuing, then Seller shall have the right to take such steps as necessary to cure such Default which, with respect to a Default under (c) and (d) above shall include the right to take over the Corrective Action (including the right to enter onto the Real Property pursuant to the easement for remediation purposes reserved by Seller in the Deed) and to recover from Buyer the costs reasonably expended or due and payable by Seller to cure such Default. If Seller elects to undertake steps to cure all or any portion of such Default, then Seller shall be obligated to continue such steps as are necessary to cure the portion of the Default until Seller provides Buyer with written notice of its intent to cease such self-help remedies and thereafter Seller shall cease such self help remedies in accordance with such notice. In addition, Seller shall have the right to exercise all rights and remedies afforded to Seller under the CDC Guaranty in a similar manner and fashion against Buyer.

               10.9.3 Buyer hereby assigns to Seller, on a non-exclusive basis, without releasing Buyer from any of its obligations under this Agreement or under the Omnibus Assignment and Assumption Agreement, to the extent necessary to exercise Seller's self-help rights after the occurrence and during the continuance of a Default, or pursuant to
          Section 10.9.4 or pursuant to Section 10.9.10, to the extent such items are assignable:

               (a) any and all governmental and regulatory licenses, permits, authorizing approvals or entitlements, whether now or hereafter acquired, pertaining to the Corrective Action or the O&M Obligations, as applicable,

               (b) any and all contracts, warranties, reports or rights pertaining to the Corrective Action or the O&M Obligations, as applicable, whether now or hereafter acquired, including, without limitation, any of the Assigned Items (as such term is defined in the Omnibus Assignment and Assumption Agreement) to the extent pertaining to the Corrective Action or the O&M Obligations, as applicable, and

               (c) any rights assigned to Buyer pursuant to the Assignment and Assumption of Certain Lease Rights, and

               (d)     the IT Contract.

               The assignment contained in this Section 10.9.3 is made without recourse or warranty. The enumeration of the categories to be assigned in clauses (a)-(d) above shall not be deemed a representation or warranty by Buyer as to the existence of any such rights, and all rights being assigned under this Section 10.9.3 are being assigned on an "AS IS," "WHERE IS," "WITH ALL FAULTS" basis, without any representation or warranty of any kind or nature of Buyer, express, implied or statutory, as to the nature of the rights assigned under this Section 10.9.3 or their fitness for Seller's intended use or their assignability or enforceability.

               10.9.4 For purposes of this Section 10.9.4, the word "completed" shall mean the date upon which Buyer has received and delivered to Seller a No Further Action Letter for the East Slag Pile parcel or received and delivered to Seller a Certificate of Completion for the East Slag Pile parcel or provides Seller notice that the East Slag Pile parcel has been endorsed onto the Real Estate Environmental Liability Insurance Policy.

                    10.9.4.1 If at the end of the sixth year of the term of the Remediation Stop Loss Insurance Policy, Buyer has not completed the "scope of work" attached to the Remediation Stop Loss Insurance Policy for the East Slag Pile parcel, Buyer shall be obligated, at its expense, to deposit cash into a pledged account in an amount equal to the difference between (i) Eight Million Eight Hundred One Thousand Two Hundred and Eleven Dollars ($8,801,211.00) and (ii) the amount of funds Buyer has reasonably paid to third parties to date on completing the "scope of work" on the East Slag Pile parcel; provided that the amount to be deposited in the cash account shall not exceed Five Million Dollars ($5,000,000). Notwithstanding the foregoing, if all of the Guaranteed Obligations other than completion of the "scope of work" for the East Slag Pile parcel have been completed, the amount required to be deposited by Buyer under Section 10.9.4.1 above may be reduced by the amount of the Maximum Liability Amount (as defined in the Guaranty) as of the date such deposit is required under this Section 10.9.4.1.

                    10.9.4.2 If at the end of the seventh year of the Remediation Stop Loss Insurance Policy, Buyer has not completed the "scope of work" attached to the Remediation Stop Loss Insurance Policy for the East Slag Pile parcel, then notwithstanding the absence of a Default, Seller shall be entitled to exercise its self-help remedies under Section 10.9.2 and 10.9.3 with respect to the non-completed portion of the "scope of work" for the East Slag Pile parcel and may, together with Buyer, draw upon the cash collateral account described in this Section 10.9.4 to complete such "scope of work" on the East Slag Pile parcel.

                    10.9.4.3 Following completion of the "scope of work" for the East Slag Pile parcel and payment of amounts incurred in connection therewith (subject to good faith disputes), any amounts deposited pursuant to Section 10.9.4.1 above shall be promptly released to Buyer.

               10.9.5  Following the deposit of the amount due under Section
          10.9.4.1 above, Buyer, and following the end of the seventh year of the Remediation Stop Loss Insurance Policy, Buyer, Seller and CDC (to the extent any amount has been drawn under the CDC Guaranty), shall be entitled to draw against such cash account solely for the purposes of paying third party costs incurred in connection with performing the "scope of work" on the East Slag Pile parcel by delivering to the account holder a statement (the "East Slag Pile Draw Certification") certifying that the amount requested in such draw has been incurred with third parties in the performance of such "scope of work" and, if the self-insured retention amount under the Remediation Stop Loss Insurance Policy has not been paid in full and such policy remains in effect, that to the best knowledge of the certifying person after due inquiry (which for purposes of this provisions shall mean review of the

          Remediation Stop Loss Insurance Policy language and exclusions applicable to determining what costs are applicable to the self-insured retention amount), is applicable toward the self-insured retention amount under the Remediation Stop Loss Insurance Policy.

               10.9.6 If a draw is requested by Buyer or CDC under Section 10.9.5, Seller shall have twenty (20) days from delivery of the East Slag Pile Draw Certification to review such East Slag Pile Draw Certification. If Seller does not object to such East Slag Pile Draw Certification during such twenty (20) day period, then the holder of the cash account shall disburse to Buyer or CDC, as the case may be, the amount of funds requested in the East Slag Pile Draw Certification. If during such twenty (20) day period Seller submits to Buyer or CDC, as applicable, a written certification that it has reviewed the East Slag Pile Draw Certification (and, if the self-insured retention amount under the Remediation Stop Loss Insurance Policy has not been paid in full and such policy remains in effect, the Insurance Policies) and the documents described in Section 10.9.8 below and believes, based upon such review and after consultation with counsel, that the amount requested in the East Slag Pile Draw Certification is not applicable toward third party costs incurred in the performance of the East Slag Pile parcel "scope of work" (and, if the self-insured retention amount under the Remediation Stop Loss Insurance Policy has not been paid in full and such policy remains in effect, the self-insured retention amount under the Remediation Stop Loss Insurance Policy), then Buyer and Seller (and CDC, as applicable) agree to promptly meet to resolve the dispute in good faith, and failing to resolve such dispute within five (5) business days of Seller's written certification, shall thereafter submit such dispute to an expedited reference proceeding as described in Section 10.9.9 below. Notwithstanding any disagreement between Buyer or CDC, as applicable, and Seller, and notwithstanding Seller's objection to the East Slag Pile Draw Certification in the manner set forth above, if a Zurich Entity notifies Buyer and/or Seller that the amount requested in the East Slag Pile Draw Certification is applicable toward the self-insured retention amount under the Stop Loss Policy (Capital Costs), then the account holder is entitled to disburse, and shall immediately disburse, to Buyer or CDC, as applicable, the amounts of funds requested in the East Slag Pile Draw Certification unless Seller is objecting to such draw certification on the grounds that the funds requested are not being applied toward third party costs incurred in performing the "scope of work" for the East Slag Pile Parcel.

               10.9.7 Subject to Section 10.9.6 above, the cash account shall provide that the account holder shall be unconditionally obligated to disburse to Buyer, Seller or CDC (whichever entity has requested funds) the amount of funds requested by such party in its East Slag Pile Draw Certification upon receipt of such East Slag Pile Draw Certification. The account holder shall expressly acknowledge and agree that it shall be obligated to disburse to Buyer or Seller (whichever entity has requested funds) the amount of funds requested in its East Slag Pile Draw Certification notwithstanding contrary instructions from the other party.

               10.9.8 Any person seeking to draw against such cash collateral delivered pursuant to Section 10.9.4.1 shall deliver to any requesting person such invoices, receipts or other evidence of payment reasonably requested by such person to evidence that funds drawn or to be drawn from the cash collateral account have been incurred in connection with performance of the "scope of work" and are applicable toward the self-insured retention amount; provided, however, that subject to the requirements of Section 10.9.6 above, in no event shall the delivery of such documentation be a condition to the making or receipt of a draw against the cash collateral.

               10.9.9 Any controversy preventing the disbursement of funds to Buyer or Seller, as applicable, pursuant to a East Slag Pile Draw Certification under Section 10.9.5 above or a Tar Pits Property Draw Certification under Section 10.9.12 below shall be promptly heard in San Bernardino County, California by a reference proceeding pursuant to the provisions of California code of Civil Procedure Sections 638 through 645.1, inclusive. The parties hereto shall agree upon a single referee who shall try all issues of fact and law and report his or her decisions thereon. If the parties are unable to agree upon a referee, then any party hereto may thereafter seek to have one appointed pursuant to California Code of Civil Procedure Sections 638 and 640. The cost of such proceeding shall initially be borne equally by the parties to the dispute. However, the prevailing party in such proceeding shall be entitled, in addition to all other costs, to recover its contribution for the cost of the reference and its attorneys' fees and expenses as an item of damage and/or recoverable cost. The referee shall not be bound by formal rules of evidence and may admit such evidence as determined by him or her to be relevant and probative of the issues raised by the reference. The referee may employ such experts not associated with, employed by, or affiliated with any party as he or she determines are necessary to aid him or her in deciding the reference.

               10.9.10  The following provisions relate to the Tar Pits
          Property.

                    10.9.10.1 If, on the date which is eighteen (18) months after the Close of Escrow, Buyer has not completed the immobilization/ solidification portion of the "scope of work" attached to the Remediation Stop Loss Insurance Policy for the Tar Pits Property, (a) Buyer shall be obligated, at its expense, to deposit cash into a pledged account in an amount equal to the difference between (i) Two Million Eight Hundred Thirty Six Thousand Eight Hundred Seventy Three Dollars ($2,836,873) and
               (ii) the amount of funds Buyer has reasonably paid to third parties to date on completing the "scope of work" on the Tar Pits Property and (b) notwithstanding the absence of a Default, Seller shall be entitled to exercise its self-help remedies under
               Section 10.9.2 and 10.9.3 with respect to the non-completed portion of the "scope of work" for the Tar Pits Property and may, together with Buyer, draw upon the cash collateral account described in this Section 10.9.10 to complete such "scope of work" on the Tar Pits Property. Notwithstanding the foregoing, if all of the Guaranteed Obligations other than completion of the "scope of work" for the Tar Pits Property have been completed, the amount required to be deposited by Buyer under Section 10.9.10.1 above may be reduced by the amount of the Maximum Liability Amount (as defined in the Guaranty) as of the date such deposit is required under this Section 10.9.10.1.

                    10.9.10.2 If, on the date which is twenty-seven (27) months after the Close of Escrow, Buyer has not completed the "scope of work" attached to the Remediation Stop Loss Insurance Policy for the Tar Pits Property (which, for purposes of this Section
               10.9.10.2 and 10.9.10.3 below, shall mean the date upon which Buyer has received and delivered to Seller a No Further Action Letter for the Tar Pits Property or received and delivered to Seller a Certificate of Completion for the Tar Pits Property or provides Seller notice that the Tar Pits Property has been endorsed onto the Real Estate Environmental Liability Insurance Policy) then (a) Buyer shall be obligated, at its expense, to deposit cash into a pledged account in an amount equal to the difference between (i) Two Million Eight Hundred Thirty Six Thousand Eight Hundred Seventy Three Dollars ($2,836,873) and
               (ii) the amount of funds Buyer has reasonably paid to third parties to date on completing the "scope of work" on the Tar Pits Property and (b) notwithstanding the absence of a Default, Seller shall be entitled to exercise its self-help remedies under
               Section 10.9.2 and 10.9.3 with respect to the non-completed portion of the "scope of work" for the Tar Pits Property and may, together with Buyer, draw upon the cash collateral account described in this Section 10.9.10.2 to complete such "scope of work" on the Tar Pits Property. Notwithstanding the foregoing, if all of the Guaranteed Obligations other than completion of the "scope of work" for the Tar Pits Property have been completed, the amount required to be deposited by Buyer under Section
               10.9.10.2 above may be reduced by the amount of the Maximum Liability Amount (as defined in the Guaranty) as of the date such deposit is required under this Section 10.9.10.2.

                    10.9.10.3 Following completion of the "scope of work" for the Tar Pits Property and payment of amounts incurred in connection therewith (subject to good faith disputes), any amounts deposited pursuant to Section 10.9.10.1 and/or 10.9.10.2 above shall be promptly released to Buyer.

               10.9.11      Following the deposit of the amount due under
          Section 10.9.10.1 and/or 10.9.10.2 above, Buyer, Seller and CDC (to the extent any amount has been drawn under the CDC Guaranty), shall be entitled to draw against such cash account solely for the purposes of paying third party costs incurred in connection with performing the "scope of work" on the Tar Pits Property by delivering to the account holder a statement (the "Tar Pits Property Draw Certification") certifying that the amount requested in such draw has been incurred with third parties in the performance of such "scope of work" and, if the self-insured retention amount under the Remediation Stop Loss Insurance Policy has not been paid in full and such policy remains in effect, that to the best knowledge of the certifying person after due inquiry (which for purposes of this provisions shall mean review of the Remediation Stop Loss Insurance Policy language and exclusions applicable to determining what costs are applicable to the self-insured retention amount), is applicable toward the self-insured retention amount under the Remediation Stop Loss Insurance Policy.

               10.9.12 If a draw is requested by Buyer or CDC under Section 10.9.11, Seller shall have twenty (20) days from delivery of the Tar Pits Property Draw Certification to review such Tar Pits Property Draw Certification. If Seller does not object to such Tar Pits Property Draw Certification during such twenty (20) day period, then the holder of the cash account shall disburse to Buyer or CDC, as the case may be, the amount of funds requested in the Tar Pits Property Draw Certification. If during such twenty (20) day period Seller submits to Buyer or CDC, as applicable, a written certification that it has reviewed the Tar Pits Property Draw Certification (and, if the self-insured retention amount under the Remediation Stop Loss Insurance Policy has not been paid in full and such policy remains in effect, the Insurance Policies) and the documents described in Section 10.9.14 below and believes, based upon such review and after consultation with counsel, that the amount requested in the Tar Pits Property Draw Certification is not applicable toward third party costs incurred in the performance of the Tar Pits Property "scope of work" (and, if the self-insured retention amount under the Remediation Stop Loss Insurance Policy has not been paid in full and such policy remains in effect, the self-insured retention amount under the Remediation Stop Loss Insurance Policy), then Buyer and Seller (and CDC, as applicable) agree to promptly meet to resolve the dispute in good faith, and failing to resolve such dispute within five (5) business days of Seller's written certification, shall thereafter submit such dispute to an expedited reference proceeding as described in Section 10.9.9 above. Notwithstanding any disagreement between Buyer or CDC, as applicable, and Seller, and notwithstanding Seller's objection to the Tar Pits Property Draw Certification in the manner set forth above, if a Zurich Entity notifies Buyer and/or Seller that the amount requested in the Tar Pits Property Draw Certification is applicable toward the self-insured retention amount under the Remediation Stop Loss Insurance Policy, then the account holder is entitled to disburse, and shall immediately disburse, to Buyer or CDC, as applicable, the amounts of funds requested in the Tar Pits Property Draw Certification unless Seller is objecting to such draw certification on the grounds that the funds requested are not being applied toward third party costs incurred in performing the "scope of work" for the Tar Pits Property.

               10.9.13 Subject to Section 10.9.12 above, the cash account shall provide that the account holder shall be unconditionally obligated to disburse to Buyer, Seller or CDC (whichever entity has requested funds) the amount of funds requested by such party in its Tar Pits Property Draw Certification upon receipt of such Tar Pits Property Draw Certification. The account holder shall expressly acknowledge and agree that it shall be obligated to disburse to Buyer or Seller (whichever entity has requested funds) the amount of funds requested in its Tar Pits Property Draw Certification notwithstanding contrary instructions from the other party.

               10.9.14 Any person seeking to draw against such cash collateral delivered pursuant to Section 10.9.10.1 or 10.9.10.2 above shall deliver to any requesting person such invoices, receipts or other evidence of payment reasonably requested by such person to evidence that funds drawn or to be drawn from the cash collateral account have been incurred in connection with performance of the "scope of work" and are applicable toward the self-insured retention amount; provided, however, that subject to the requirements of Section 10.9.12 above, in no event shall the delivery of such documentation be a condition to the making or receipt of a draw against the cash collateral.

               10.9.15 Each of the rights and remedies provided in this Agreement is cumulative and not exclusive of, and shall not prejudice, any other right or remedy provided in this Agreement. No failure or delay on the part of Seller in exercising any right or remedy shall operate as a waiver of such right or remedy; nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of such right or remedy or of any other right or remedy.

          P.   Section 15.1 is amended to provide that any side letters executed
               ------------
between the Parties as of the Closing Date shall be deemed incorporated into this Agreement.

          Q.   Section 15.18 is hereby added to the Purchase Agreement:
               -------------

               15.18 Joint and Several Liability. The obligations of Kaiser Steel Land Development Inc. and Kaiser Ventures Inc. under this Agreement shall be joint and several. Kaiser Steel Land Development Inc. and Kaiser Ventures Inc. each agree that Buyer has no obligation to proceed against either Kaiser Steel Land Development Inc. or Kaiser Ventures Inc. or exhaust any other remedy in the power of Buyer, and the failure of Buyer to do so shall not exonerate, release or discharge Kaiser Steel Land Development Inc. or Kaiser Ventures Inc. from their absolute, unconditional and independent obligations hereunder.

          R.   Section 15.19 through 15.22 are added to the Purchase Agreement
               ---------------------------
as follows:

               15.19 Disclosures Made By Seller. Buyer acknowledges and agrees that for purposes of this Agreement and its exhibits, OVI is solely responsible for disclosing to Buyer all disclosures previously made by Seller to OVI and its members, agents and representatives, including LandBank Environmental Properties, LLC and LandBank, Inc. (collectively the "OVI Group") and Buyer agrees that Seller may rely on OVI's disclosure of such matters to Buyer and waives any claim based on a failure of Seller to disclose matters to Buyer if Seller previously disclosed such matters to any member, agent or representative of one or more of the OVI Group.

               15.20 Omnibus Assignment and Assumption Agreement. It is the express intent of Buyer and Seller to transfer to Buyer and have Buyer assume and indemnify Seller and the other Seller Parties from and against all of the Assigned Items to the extent provided in the Omnibus Assignment and Assumption Agreement. The assumption and indemnification obligations imposed therein shall be binding upon Buyer, whether or not the Omnibus Assignment and Assumption Agreement is ever challenged or considered ineffective or deemed unenforceable. Notwithstanding anything to the contrary contained in the Omnibus Assignment and Assumption Agreement concerning the exclusive nature of any assignment made thereunder, in the event Buyer is in breach of its obligations under such document, Seller Parties hereby reserve their rights under the Assigned Items assumed under the Omnibus Assignment and Assumption Agreement by Buyer, on a non-exclusive basis, and following notice to Buyer and a thirty (30) day opportunity to cure, to defend any claims made against the Seller Parties under such Assigned Items and to perform during the pendency of such breach any obligations required in connection therewith, but only to the extent such performance is required to reduce damages the Seller Parties would be subject to, absent performance under such Assigned Items. Such non-exclusive reservation by Seller Parties in the event of such a breach by Buyer is not intended to nor shall it be deemed or construed to relieve Buyer from any of its obligations under the Omnibus Assignment and Assumption Agreement or under this Agreement, including, without limitation, its obligations to assume and indemnify Seller Parties for the matters for which Buyer has agreed to assume and/or provide indemnification under the Omnibus Assignment and Assumption Agreement and/or this Agreement.

               15.21 Cooperation on Insurance Policies; Status of Insurance Policies. The Parties agree to cooperate with one another in making claims against the Insurance Policies. Buyer agrees that if Seller makes any payments against the self-insured retention under the Remediation Stop Loss Insurance Policy, Seller shall be deemed to have made such payment as Buyer's "authorized representative" for purposes of Seller's ability to make claims under the policy. The Parties represent and warrant to each other that it has not obtained and will not obtain at the Closing any other environmental insurance policies concerning the Real Property and/or Adjacent Property other than the Insurance Policies. The Parties represent and warrant to each other that it does not have any side agreements with any of the Zurich Entities concerning or relating to the Insurance Policies and that all agreements with the Zurich Entities are contained within the language of the Insurance Policies.

               15.22 Manifesting Substances. Buyer shall be responsible for signing as the generator all manifests required for the removal and/or disposal of Hazardous Substances and non Hazardous Substances and wastes from the Real Property and the Adjacent Property; provided, however, that one of Seller Parties shall be responsible for signing as the generator all manifests required for the removal and/or disposal of Hazardous Substances and non Hazardous Substances and wastes from the Tar Pits Property.

          S.   Exhibit A to the Purchase Agreement is hereby revised in full and
               ---------
attached hereto as Exhibit A.
                   ----------

          T.   Exhibit C to the Purchase Agreement is hereby revised in full and
               ---------
attached hereto as Exhibit C.
                   ---------

          U.   Exhibit F to the Purchase Agreement is hereby revised in full and
               ---------
attached hereto as Exhibit F. Notwithstanding anything which could be construed
                   ---------
to the contrary contained in the Grant Deed, the property conveyed by the Grant Deed shall not include the trailer owned by Johnson Bail Bonds.

          V.   Exhibit G to the Purchase Agreement is hereby revised in full and
               ---------
attached hereto as Exhibit G.
                   ----------

          W.   Exhibit H to the Purchase Agreement is hereby revised in full and
               ---------
attached hereto as Exhibit H.
                   ---------

          X.   Exhibit I to the Purchase Agreement is hereby revised in full and
               ---------
attached hereto as Exhibit I.
                   ---------

          Y.   Exhibit K to the Purchase Agreement is hereby revised in full and
               ---------
attached hereto as Exhibit K.
                   ---------

          Z.   Exhibit L to the Purchase Agreement is hereby revised in full and
               ---------
attached hereto as Exhibit L.
                   ---------

          AA.  Exhibit M to the Purchase Agreement is hereby revised in full and
               ---------
attached hereto as Exhibit M.
                   ---------

          BB.  Exhibit P to the Purchase Agreement is hereby revised in full and
               ---------
attached hereto as Exhibit P.
                   ---------

          CC.  Exhibit Q to the Purchase Agreement is hereby revised in full and
               ---------
attached hereto as Exhibit Q.
                   ---------

          DD.  Exhibit U to the Purchase Agreement is hereby ratified as the
               ---------
final Exhibit U.
      ---------

          EE.  Exhibit X to the Purchase Agreement is hereby revised in full and
               ---------
attached hereto as Exhibit X.
                   ---------

          FF.  Exhibit Y to the Purchase Agreement is hereby revised in full and
               ---------
attached hereto as Exhibit Y.
                   ---------

          GG.  Exhibit AA to the Purchase Agreement is hereby deleted in its
               ----------
entirety.

          HH.  Exhibit BB to the Purchase Agreement is hereby revised in full
               ----------
and attached hereto as Exhibit BB.
                       ----------

          II.  Exhibit CC to the Purchase Agreement is hereby revised in full
               ----------
and attached hereto as Exhibit CC.
                       ----------

          JJ.  Exhibit DD to the Purchase Agreement is hereby revised in full
               ----------
and attached hereto as Exhibit DD.
                       ----------

          KK.  Exhibit EE to the Purchase Agreement is hereby revised in full
               ----------
and attached hereto as Exhibit EE.
                       ----------

     2.   No Other Amendments.  Except as expressly amended hereby, the Purchase
          -------------------
Agreement is unchanged and in full force and effect.

     3.   Counterparts. This Amendment may be executed in counterparts, each of
          ------------
which shall be an original and all of which taken together shall constitute the same instrument.

                           [SIGNATURES ON NEXT PAGE]
                           -------------------------

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the dates written below.

Buyer:                                    CCG ONTARIO, LLC,
-----                                     a Delaware limited liability company


                                          By:  /s/ Charles A. McPhee
                                                -------------------------
                                                   Charles A. McPhee
                                                   Its:  Vice President

Date Executed:  August 15, 2000

Seller:                                   KAISER VENTURES INC.,
------                                    a Delaware corporation


                                          By:  /s/ Lee R. Redmond
                                              ----------------------------------
                                          Name:    Lee R. Redmond
                                                --------------------------------
                                          Its:  Sr. Vice President - Real Estate
                                                --------------------------------

Date Executed:  August 15, 2000

                                          KAISER STEEL LAND DEVELOPMENT, INC.,
                                          a Delaware corporation

                                          By:  /s/ Lee R. Redmond
                                             --------------------------------
                                          Name:    Lee R. Redmond
                                               -------------------------------
                                          Its:  Vice President - Real Estate
                                              --------------------------------

Date Executed:  August 15, 2000

RECEIVED AND ACCEPTED THIS ____ DAY OF ____________________, 2000.

ESCROW HOLDER:
CHICAGO TITLE INSURANCE COMPANY

By:___________________________
Name: ________________________
Its:__________________________

                      Exhibits Available Upon the Written
                      ===================================

                                 Request of the
                                 ==============

                       Securities and Exchange Commission
                       ==================================